                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 24, 2003


                               Liquid Audio, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

Delaware                          0-25977                  77-0421089
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(State or Other Juris-           (Commission File         (IRS Employer
diction of Incorporation)         Number)                  Identification No.)


                              800 Chesapeake Drive
                         Redwood City, California 94063
                                 (650) 549-2000

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               (Address of Principal Executive Offices) (Zip Code)
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS.

      (A) On January 24, 2003 the Registrant and BeMusic, Inc. dismissed their claims against each other with prejudice in connection with the litigation captioned BeMusic, Inc. v. Liquid Audio, Inc., et al, C.A. No. 20083-NC pursuant to a Settlement Agreement (the "Settlement Agreement"). The Settlement Agreement also provides that Liquid Audio shall set aside (x) a cash reserve of $2,000,000 to pay 50% of CDNow Online, Inc.'s ("CDNow") reasonable attorneys' fees and costs in defending a patent action brought by SightSound, Inc. against CDNow, which is presently pending in the United States District Court for the Western District of Pennsylvania (the "SightSound Litigation") and (y) and maintain a cash reserve of $5,000,000 until the earlier of (A) the final resolution of the SightSound Litigation or (B) the entry by a court of a final order determining that the Registrant does not have an obligation to indemnify CDNow with regard to an adverse judgment rendered against CDNow in the SightSound Litigation. A copy of the Settlement Agreement is attached to this filing as Exhibit 10.1 and is incorporated herein by reference.

      On January 24, 2003, the Registrant issued a press release in connection with the Settlement Agreement. A copy of the press release is attached to this filing as Exhibit 99.1 and is incorporated herein by reference.

      (B) On January 24, 2003, the Registrant announced that it had sold its digital music fulfillment business to Geneva Media, LLC, an affiliate of Anderson Merchandisers, LP, for $3,200,000. The Registrant also transferred ownership of "Liquid Audio" related trademarks to Geneva.

      On January 24, 2003, the Registrant issued a press release in connection with the sale of its digital music fulfillment business. A copy of the press release is attached to this filing as Exhibit 99.2 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial statements of business acquired

            Not applicable

      (b)   Pro forma financial information

            Not applicable
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      (c)   Exhibits

               Exhibit No.      Description
               -----------      -----------
                  10.1          Settlement Agreement between Liquid Audio, Inc.
                                and BeMusic, Inc.

                  99.1          Press Release issued by Liquid Audio, Inc. dated
                                January 24, 2003

                  99.2          Press Release issued by Liquid Audio, Inc. dated
                                January 24, 2003

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      LIQUID AUDIO, INC.


                                          /s/ Raymond Doig
                                      ----------------------------------
                                      By:     Raymond Doig

                                      Name:   Raymond Doig
                                      Title:  Chief Executive Officer

January 27, 2003

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
    10.1       Settlement Agreement between Liquid Audio, Inc. and BeMusic, Inc.
    99.1       Press Release issued by Liquid Audio, Inc. dated January 24, 2003
    99.2       Press Release issued by Liquid Audio, Inc. dated January 24, 2003